                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


Columbia Balanced Fund, Inc.; Columbia High Yield Fund, Inc.; Columbia International Stock Fund, Inc.; Columbia Mid Cap Growth Fund, Inc.; Columbia Oregon Municipal Bond Fund, Inc.; Columbia Real Estate Equity Fund, Inc.; Columbia Small Cap Growth Fund, Columbia Strategic Investor Fund, Inc. and Columbia Technology Fund, Inc.

--------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1) Title of each class of securities to which transaction applies:

            ------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------
         5) Total fee paid:

            ------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------
         3) Filing Party:

            ------------------------------------------------------------

         4) Date Filed:
                       -------------------------------------------------

                      Columbia Balanced Fund, Inc.
                      Columbia High Yield Fund, Inc.
                      Columbia International Stock Fund, Inc.
                      Columbia Mid Cap Growth Fund, Inc.
                      Columbia Oregon Municipal Bond Fund, Inc.
                      Columbia Real Estate Equity Fund, Inc.
                      Columbia Small Cap Growth Fund, Inc.
                      Columbia Strategic Investor Fund, Inc.
                      Columbia Technology Fund, Inc.

                 (each, a "Fund"; and collectively, the "Funds")

                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 (617) 426-3750

                                                                    [    ], 2005

Dear Shareholder:

      I am writing to you to ask for your vote on the following important matters that affect your investment in the Funds: (1) the election of Directors for your Fund; (2) the approval of amendments to and the elimination of certain fundamental investment restrictions of your Fund; and (3) the approval of a change in legal entity for your Fund. If approved, each of these proposals will serve to facilitate efficient administration of and compliance monitoring for your Fund.

      Included in this booklet is information about the upcoming meeting of shareholders of the Funds (the "Special Meeting"):

      - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to vote; and

      - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

      ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

      Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

      Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (800) 426-3750 or contact your financial advisor.

                                                   Sincerely yours,

                                                   Christopher L. Wilson
                                                   President

                         Columbia Balanced Fund, Inc.
                         Columbia High Yield Fund, Inc.
                         Columbia International Stock Fund, Inc.
                         Columbia Mid Cap Growth Fund, Inc.
                         Columbia Oregon Municipal Bond Fund, Inc.
                         Columbia Real Estate Equity Fund, Inc.
                         Columbia Small Cap Growth Fund, Inc.
                         Columbia Strategic Investor Fund, Inc.
                         Columbia Technology Fund, Inc.


                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 (617) 426-3750

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2005

To the Shareholders of the Funds.

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Funds will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To elect your Fund's nominees for Directors. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH FUND, VOTING SEPARATELY BY FUND.)

2. To approve amendments to and the elimination of certain fundamental investment restrictions of your Fund. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH AFFECTED FUND, VOTING SEPARATELY BY FUND AND SEPARATELY ON EACH PROPOSED AMENDMENT OR ELIMINATION.)

3. To approve the reorganization of each Fund (a "Reorganization") into a separate, corresponding series (a "New Fund") of Columbia Funds Trust
      IX, a Massachusetts business trust (the "Acquiring Trust"), pursuant to an Agreement and Plan of Reorganization (a "Plan") of the Fund providing for, and the authorization of certain related actions involving, (i) the transfer of all of the assets of the Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of the Fund, and (ii) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, and (iii) the dissolution under state law of the Fund. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH FUND, VOTING SEPARATELY BY FUND.)

4. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

The Board of Directors (the "Board") has fixed the close of business on July 8, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Shareholders of the Funds may be entitled to assert dissenters' rights under Oregon law. Please see "Proposal 3: Reorganizations of the Fund--Agreement and Plan of Reorganization" in the enclosed Proxy Statement.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Board,

R. Scott Henderson
Secretary of the Funds

[           ], 2005

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                    Columbia Balanced Fund, Inc. (BF)
                    Columbia High Yield Fund, Inc. (CHYF)
                    Columbia International Stock Fund, Inc. (CISF) Columbia Mid Cap Growth Fund, Inc. (CMCGF) Columbia Oregon Municipal Bond Fund, Inc. OMBF) Columbia Real Estate Equity Fund, Inc. (REEF) Columbia Small Cap Growth Fund, Inc. (CSCGF) Columbia Strategic Investor Fund, Inc. (SIF) Columbia Technology Fund, Inc. (TF)

                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 (617) 426-3750

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 16, 2005

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or the "Directors") of the Funds for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held at the offices of the Funds, One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about July 28, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia Management") has no present intention of changing the way that the Funds are managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

                        PROPOSAL                                            AFFECTED FUNDS
                        --------                                            --------------
Proposal 1: To approve the election of Directors.              All Funds

Proposal 2.A.: To approve an amendment to certain Funds'       All Funds
fundamental investment restrictions with respect to
borrowing money, pledging assets and issuing senior
securities.

Proposal 2.B.: To approve an amendment to certain Funds'       All Funds
fundamental investment restrictions with respect to
making loans.

Proposal 2.C.: To approve an amendment to certain Funds'       Columbia Balanced Fund, Inc.
fundamental investment restrictions with respect to            Columbia High Yield Fund, Inc.
diversification of investments.                                Columbia International Stock Fund, Inc.
                                                               Columbia Real Estate Equity Fund, Inc.
                                                               Columbia Small Cap Growth Fund, Inc.
                                                               Columbia Mid Cap Growth Fund, Inc.
                                                               Columbia Strategic Investor Fund, Inc.

Proposal 2.D.: To approve an amendment to certain Funds'       All Funds
fundamental investment restrictions with respect to
investments in commodities.

Proposal 2.E.: To approve an amendment to certain Funds'       All Funds
fundamental investment restrictions with respect to
investments in real estate.

Proposal 2.F.: To approve an amendment to certain Funds'       All Funds
fundamental investment restrictions with respect to
underwriting of securities.

Proposal 2.G.: To approve the elimination of certain           Columbia High Yield Fund, Inc.
Fund's fundamental investment restrictions with respect        Columbia Oregon Municipal Bond Fund, Inc.
to purchasing securities on margin.                            Columbia Real Estate Equity Fund, Inc.




                                                               Columbia Strategic Investor Fund, Inc.
                                                               Columbia Technology Fund, Inc.

Proposal 2.H.: To approve the elimination of certain           All Funds
Funds' fundamental investment restrictions with respect
to investing for the purpose of exercising control.







Proposal 2.I.: To approve the elimination of certain           All Funds
Funds' fundamental investment restrictions with respect
to short sales.







Proposal 2.J.: To approve an amendment to certain Funds'       Columbia Balanced Fund, Inc.
fundamental investment restrictions with respect to            Columbia High Yield Fund, Inc.
concentrating investments in an industry.                      Columbia International Stock Fund, Inc.
                                                               Columbia Mid Cap Growth Fund, Inc.
                                                               Columbia Oregon Municipal Bond Fund, Inc.
                                                               Columbia Small Cap Growth Fund, Inc.
                                                               Columbia Strategic Investor Fund, Inc.
                                                               Columbia Technology Fund, Inc.

Proposal 2.K.: To approve the elimination of certain
Funds' fundamental investment restrictions with respect to purchasing securities of companies less than three years old.


                                                               Columbia Balanced Fund, Inc.
                                                               Columbia High Yield Fund, Inc.
                                                               Columbia International Stock Fund, Inc.
                                                               Columbia Real Estate Equity Fund, Inc.
                                                               Columbia Small Cap Growth Fund, Inc.
                                                               Columbia Mid Cap Growth Fund, Inc.
                                                               Columbia Strategic Investor Fund, Inc.
                                                               Columbia Technology Fund, Inc.

Proposal 2.L.: To approve the elimination of certain           Columbia High Yield Fund, Inc.
Funds' fundamental investment restrictions with respect        Columbia Real Estate Equity Fund, Inc.
to purchasing or holding the securities of any company,
if securities of such company are owned by officers or
directors of the fund and of its advisor.


Proposal 2.M.: To approve the elimination of certain           Columbia Balanced Fund, Inc.
Funds' fundamental investment restrictions with respect        Columbia International Stock Fund, Inc.
to buying and selling puts and calls.                          Columbia Small Cap Growth Fund, Inc.
                                                               Columbia Mid Cap Growth Fund, Inc.

Proposal 3: To approve the Reorganization of each Fund         All Funds
pursuant to the Plan.

With respect to Proposal 1, the shareholders of each Fund will vote separately by Fund on the election of Directors. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.M. affecting the Fund. With respect to Proposal 3, the shareholders of each Fund will vote separately by Fund on their Fund's Plan.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Directors of your Fund, officers and employees of Columbia Management and other representatives of your Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on July 8, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shareholders of a Fund, regardless of the class of shares held, will vote together as a single class.

I. PROPOSAL 1: ELECTION OF DIRECTORS

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Directors, as applicable, of your Fund.

The names and ages of the Directors of the Funds, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the other registered investment companies advised by Columbia Management (the "Fund Complex") overseen by each Director and other directorships that each Director holds are shown below. The address of each Director is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.


                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                PRINCIPAL          IN FUND
                   POSITION   YEAR FIRST      OCCUPATION(S)        COMPLEX
 NAME/AGE AND        WITH      ELECTED      DURING PAST FIVE      OVERSEEN           OTHER
    ADDRESS          FUNDS       (1)              YEARS          BY DIRECTOR  DIRECTORSHIPS HELD
-----------------  ---------  ----------  ---------------------  -----------  ------------------
DISINTERESTED
DIRECTORS
Douglas A. Hacker  Director   1996        Executive Vice             101             None
(Age 49)                                  President-Strategy
                                          of United Airlines
                                          (airline) since
                                          December, 2002
                                          (formerly President
                                          of UAL Loyalty
                                          Services (airline)
                                          from September, 2001
                                          to December, 2002;
                                          Executive Vice
                                          President and Chief
                                          Financial Officer of
                                          United Airlines from
                                          July, 1999 to
                                          September, 2001;
                                          Senior Vice
                                          President - Finance
                                          from March, 1993 to
                                          July, 1999).



                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                PRINCIPAL          IN FUND
                   POSITION   YEAR FIRST      OCCUPATION(S)        COMPLEX
 NAME/AGE AND        WITH      ELECTED      DURING PAST FIVE      OVERSEEN           OTHER
    ADDRESS          FUNDS       (1)              YEARS          BY DIRECTOR  DIRECTORSHIPS HELD
-----------------  ---------  ----------  ---------------------  -----------  ------------------
Janet Langford     Director   1996        Partner, Zelle,            101             None
Kelly                                     Hofmann, Voelbel,
(Age 47)                                  Mason & Gette LLP
                                          (Law firm) since
                                          2005; Adjunct
                                          Professor of Law,
                                          Northwestern
                                          University, since
                                          September, 2004;
                                          (formerly Chief
                                          Administration
                                          Officer and Senior
                                          Vice President,
                                          Kmart Holding
                                          Corporation
                                          (consumer goods),
                                          from September, 2003
                                          to March, 2004;
                                          Executive Vice
                                          President-Corporate
                                          Development and
                                          Administration,
                                          General Counsel and
                                          Secretary, Kellogg
                                          Company (food
                                          manufacturer), from
                                          September, 1999 to
                                          August, 2003; Senior
                                          Vice President,
                                          Secretary and
                                          General Counsel,
                                          Sara Lee Corporation
                                          (branded, packaged,
                                          consumer-products
                                          manufacturer) from
                                          January, 1995 to
                                          September, 1999).

                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                PRINCIPAL          IN FUND
                   POSITION   YEAR FIRST      OCCUPATION(S)        COMPLEX
 NAME/AGE AND        WITH      ELECTED      DURING PAST FIVE      OVERSEEN           OTHER
    ADDRESS          FUNDS       (1)              YEARS          BY DIRECTOR  DIRECTORSHIPS HELD
-----------------  ---------  ----------  ---------------------  -----------  ------------------
Richard W. Lowry   Director   1995        Private Investor           103             None
(2)                                       since August, 1987
(Age 69)                                  (formerly Chairman
                                          and Chief Executive
                                          Officer, U.S.
                                          Plywood Corporation
                                          (building products
                                          manufacturer)).

Charles R. Nelson  Director   1981        Professor of               101             None
(Age 62)                                  Economics,
                                          University of
                                          Washington, since
                                          January, 1976; Ford
                                          and Louisa Van
                                          Voorhis Professor of
                                          Political Economy,
                                          University of
                                          Washington, since
                                          September, 1993;
                                          (formerly Director,
                                          Institute for
                                          Economic Research,
                                          University of
                                          Washington, from
                                          September, 2001 to
                                          June, 2003; Adjunct
                                          Professor of
                                          Statistics,
                                          University of
                                          Washington, since
                                          September, 1980;
                                          Associate Editor,
                                          Journal of Money
                                          Credit and Banking,
                                          since September,
                                          1993; consultant on
                                          econometric and
                                          statistical matters).

John J. Neuhauser  Director   1985        Academic Vice              103         Saucony, Inc.
(2)                                       President and Dean                  (athletic footwear)
(Age 62)                                  of Faculties since
                                          August,

                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                PRINCIPAL          IN FUND
                   POSITION   YEAR FIRST      OCCUPATION(S)        COMPLEX
 NAME/AGE AND        WITH      ELECTED      DURING PAST FIVE      OVERSEEN           OTHER
    ADDRESS          FUNDS       (1)              YEARS          BY DIRECTOR  DIRECTORSHIPS HELD
-----------------  ---------  ----------  ---------------------  -----------  ------------------
                                          1999, Boston
                                          College (formerly
                                          Dean, Boston College
                                          School of Management
                                          from September, 1977
                                          to August, 1999).

Patrick J. Simpson Director   2000        Partner, Perkins           101         None
(Age 61)                                  Coie, LLP (law firm).
























                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                PRINCIPAL          IN FUND
                   POSITION   YEAR FIRST      OCCUPATION(S)        COMPLEX
 NAME/AGE AND        WITH      ELECTED      DURING PAST FIVE      OVERSEEN           OTHER
    ADDRESS          FUNDS       (1)              YEARS          BY DIRECTOR  DIRECTORSHIPS HELD
-----------------  ---------  ----------  ---------------------  -----------  ------------------
Thomas E. Stitzel  Director   1998        Business Consultant        101             None
(Age 69)                                  since 1999 (formerly
                                          Professor of Finance
                                          from 1975 to 1999;
                                          College of Business,
                                          Boise State
                                          University);
                                          Chartered Financial
                                          Analyst.

Thomas C. Theobald Director   1996        Partner and Senior         101            Anixter
(3)                                       Advisor, Chicago                       International
(Age 68)                                  Growth Partners                      (network support
                                          (private equity                          equipment
                                          investing) since                       distributor);
                                          September, 2004;                     Ventas Inc. (real
                                           (formerly Managing                   estate investment
                                          Director, William                   trust); Jones Lang
                                          Blair Capital                          LaSalle (real
                                          Partners (private                    estate management
                                          equity investing)                      services) and
                                          from  September,                      Ambac Financial
                                          1994 to September,                   Group (financial
                                          2004).                                   guarantee
                                                                                 insurance).

Anne-Lee Verville  Director   1998        Retired since 1997         101        Chairman of the
(Age 59)                                  (formerly General                        Board of
                                          Manager, Global                      Directors, Enesco
                                          Education Industry,                     Group, Inc.
                                                                              (designer, importer

                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                PRINCIPAL          IN FUND
                   POSITION   YEAR FIRST      OCCUPATION(S)        COMPLEX
 NAME/AGE AND        WITH      ELECTED      DURING PAST FIVE      OVERSEEN           OTHER
    ADDRESS          FUNDS       (1)              YEARS          BY DIRECTOR  DIRECTORSHIPS HELD
-----------------  ---------  ----------  ---------------------  -----------  ------------------
                                          IBM Corporation                       and distributor of
                                          (computers and                           giftware and
                                          technology) from                         collectibles).
                                          1994 to 1997).

Richard L.         Director   1991        Retired since              101       Northwest Natural
Woolworth                                 December, 2003                          Gas Company
(Age 64)                                  (formerly Chairman                     (a natural gas
                                          and Chief Executive                  service provider).
                                          Officer, The Regence
                                          Group (regional
                                          health insurer);
                                          Chairman and Chief
                                          Executive Officer,
                                          Blue Cross Blue
                                          Shield of Oregon;
                                          Certified Public
                                          Accountant, Arthur
                                          Young & Company).

INTERESTED DIRECTOR Director  1994        Partner, Park Avenue       103        Lee Enterprises
William E. Mayer                          Equity Partners                      (print media); WR
(2)(4)                                    (private equity)                      Hambrecht + Co.
(Age 65)                                  since February,                     (financial service
                                          1999; (formerly                      provider); First
                                          Partner, Development                      Health
                                          Capital LLC from                       (healthcare);
                                          November, 1996 to                     Readers Digest
                                          February,                               (publisher);

                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                PRINCIPAL          IN FUND
                   POSITION   YEAR FIRST      OCCUPATION(S)        COMPLEX
 NAME/AGE AND        WITH      ELECTED      DURING PAST FIVE      OVERSEEN           OTHER
    ADDRESS          FUNDS       (1)              YEARS          BY DIRECTOR  DIRECTORSHIPS HELD
-----------------  ---------  ----------  ---------------------  -----------  ------------------
                                          1999).                                   OPENFIELD
                                                                              Solutions (retail
                                                                                   industry
                                                                                  technology
                                                                                  provider).

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund by reason of his affiliation with WR Hambrecht + Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

DIRECTORS' COMPENSATION

The members of the Board also serve as directors for certain other portfolios in the Fund Complex. As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Directors' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE DIRECTORS,
SEE
APPENDIX B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Directors as a group or individually. Any such communications should be sent to the Fund's Board or an individual Director in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Director any letter that does not relate to the business of a Fund.

DIRECTOR SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Director (i) in each of the Funds, and (ii) in all funds overseen by the Director in the Fund Complex.

DIRECTORS' MEETINGS AND COMMITTEES

The Board is responsible for the overall management and supervision of your Fund's affairs and for protecting the interests of your Fund's shareholders. For the fiscal year ended August 31, 2004, your Fund held [ ] meetings ([ ] regular joint Board meetings and [ ] special joint Board meetings). [The Funds do not have a formal policy on Director attendance at meetings of shareholders.]

The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

Your Fund has an Audit Committee (the "Audit Committee") comprised of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor your Fund's accounting policies, financial reporting and internal control systems and the work of your Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of your Fund's financial statements, (2) your Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for your Fund.

The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for your Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2.  GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Director and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Directors' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Directors who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is available at the website for the Funds at www.columbiafunds.com.

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Directors"), participate in the consideration, selection and nomination of Directors. The Governance Committee Independent Directors will consider candidates for Director identified by any reasonable source, including current Independent Directors, Fund management, Fund shareholders and other persons or entities. Shareholders of your Fund who wish to nominate a candidate to your Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Directors of your Fund is expected to be increased and anticipated vacancies. [All nominations from Fund shareholders will be considered.] There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Directors.


When considering candidates for Director, the Governance Committee Independent Directors consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Directors, independence from your Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Directors will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Directors also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.


The Governance Committee Independent Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Directors would be arranged. If a Governance Committee Independent Director, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Directors and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE

Mses. Kelly and Verville, and Messrs. Nelson and Simpson are members of the Compliance Committee of the Board of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent.

                                                     NUMBER OF
                                                      MEETINGS
                                                  FOR FISCAL YEAR
                                                       ENDED
                                                 AUGUST 31, 2004
                                                 -----------------
Audit Committee                                         11
Governance Committee                                     4
Advisory Fees & Expenses
  Committee                                              5
Compliance Committee                                     5

5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of your Fund's independent registered public accountant to provide audit and non-audit services to your Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and (v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The table in Appendix D1 sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to a Fund during its most recent fiscal year were pre-approved by the Audit Committee. [There were no amounts billed by PwC in the most recent fiscal year for audit-related services, tax services or other services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund.] The table in Appendix D2 sets forth the aggregate fees billed by PwC for non-audit services for the Funds, Columbia and Columbia Affiliates for the last two fiscal years.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

REQUIRED VOTE. If a quorum of shareholders is present at the Meeting, the eleven nominees for election as Directors who receive the greatest number of votes cast at the Meeting will be elected Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting, but will have no effect on the results of the vote.

II. PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Directors recommend that shareholders of the affected Funds approve the elimination of and revisions to certain fundamental investment restrictions of such Funds. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Funds are discussed below. Columbia Management has indicated that it has no present intention of changing the manner in which it manages the Funds in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Directors believe that Columbia Management will be better able to manage the Funds in a changing regulatory or investment environment. In addition, the process of monitoring the Funds' compliance with investment restrictions will be simplified.

The discussion below in Proposals 2.A. through 2.M. highlights the differences between the Funds' current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund's current restrictions (contained in Exhibits 1 through 14) with the proposed restrictions.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBITS 1 and 2 list the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money, pledging assets and issuing senior securities, respectively. Generally, the Funds' current fundamental investment restrictions are more restrictive than these 1940 Act requirements.

Accordingly, the Directors recommend that each affected Fund amend its policy so that it will allow each affected Fund to issue senior securities, pledging assets or borrow money to the full extent permitted under applicable law. The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act does not require a fundamental restriction with respect to the ability to pledge assets.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not. . . [b]orrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.B.  AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Directors recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief. EXHIBIT 3 lists the current fundamental investment restriction of each Fund with respect to making loans.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not. . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that a Fund may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Short Term Bond Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.

The Directors recommend that each affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a "diversified" Fund as defined in the 1940 Act. Under the 1940 Act, a "diversified" Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund's total assets is not subject to this restriction.

EXHIBIT 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of "diversified" company and read as follows:

      "The fund may not ... [p]urchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

It is intended that the restriction will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations published by the SEC under Section 5 of the 1940 Act. For example, for purposes of this restriction, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund's investments in the guarantor (or issuer of the letter of credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund's total assets.

The Directors recommend that the affected Funds' current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds' restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. EXHIBIT 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts (including, for one Fund, investments in oil, gas or mineral development programs or leases). The Funds' current restrictions generally prohibit them from purchasing commodities or commodity contracts, but for certain of the Funds permit them to invest in certain futures contracts.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts."

The Directors recommend that the affected Funds' current fundamental investment restrictions with respect to investments in commodities be amended as proposed. The proposed amendment would make it clear that the Funds may utilize not only certain futures, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds' investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a relating to variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

2.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. EXHIBIT 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, the Funds' investment policies restrict their ability to sell real estate even when the Funds acquires ownership of the real estate as a result of its permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, holding and the Directors recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of its rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase or sell real estate, except a fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

EXHIBIT 7 lists the current fundamental investment restrictions with respect to participation in the underwriting of securities of each of the affected Funds. The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [u]nderwrite any issue of securities issued by other persons within the meaning of the [Securities Act of 1933][1933 Act] except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Directors recommend that this policy be amended as proposed in order to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

2.G. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

AFFECTED FUNDS:

Columbia High Yield Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

EXHIBIT 8 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities on margin. Section 12
(a)(1) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Directors believe it is not in the Funds' best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Directors recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities on margin be eliminated.

2.H. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

AFFECTED FUNDS: All Funds

EXHIBIT 9 lists the current fundamental investment restriction of each of the affected Funds with respect to investing for the purpose of exercising control. Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Directors' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Directors recommend that each affected Fund's fundamental investment restriction with respect to investing for the purpose of exercising control be eliminated.

2.I. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

AFFECTED FUNDS: All Funds

EXHIBIT 10 lists the current fundamental investment restriction of each of the affected Funds with respect to short sales. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to short sales. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Directors' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Directors recommend that each affected Fund's fundamental investment restriction with respect to short sales be eliminated.

2.J. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

EXHIBIT 11 lists the affected Funds' current fundamental investment restrictions with respect to concentrating investments in an industry. The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

The Directors recommend that this policy be amended as shown above to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry. 2.K. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
      PURCHASING SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

EXHIBIT 12 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old. The 1940 Act does not require the Funds to state a fundamental investment restriction on this matter. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Directors believe it is not in the Funds' best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Directors recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old be eliminated.

2.L. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR

AFFECTED FUNDS:

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

EXHIBIT 13 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing or holding the securities of any company if securities of such company are owned by the officers and directors of the Fund and of its advisor. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, consistent with the Directors' belief that it is not in the Funds' best interests to maintain unnecessary fundamental investment restrictions, the Directors recommend that each affected Fund's fundamental investment restriction with respect to purchasing or holding the securities of any company owned by officers or directors of the Fund and of its Advisor be eliminated.

2.M. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

EXHIBIT 14 lists the current fundamental investment restriction of each of the affected Funds with respect to buying and selling puts and calls. The Directors recommend that each affected Fund's fundamental investment restriction with respect to buying and selling puts and calls be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds' investment objectives and policies. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming each affected Fund's fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options. For more information regarding options on futures, see Proposal 2.D. above.

A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a Fund's options strategies depends on the ability of Columbia Management to forecast correctly interest rate and market movements. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

REQUIRED VOTE AND EFFECTIVE DATE. Shareholders of each Fund are entitled to vote on each Proposal 2.A. through 2.M. if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 2.A. through 2.M. is not contingent on election of any Directors pursuant to Proposal 1.

As noted above, if approved by shareholders at the Meeting, each Proposal 2.A. through 2.M. will take effect on [___________], 2005.


THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.A. THROUGH 2.M., AS APPLICABLE.

III. PROPOSAL 3: REORGANIZATION OF THE FUNDS

At the Meeting, it is proposed that the shareholders of each Fund approve the Reorganization of the Fund, which would become a separate, corresponding series of the Acquiring Trust, a Massachusetts business trust. Each Reorganization would be effected pursuant to a Plan which provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the distribution to shareholders of the Fund of the New Fund shares in complete liquidation of the Fund and dissolution under Oregon law.

The Directors believe that the consolidation of the Funds into a single legal entity will enhance the efficiency of compliance monitoring and administration. The Reorganizations are currently expected to be effected in the first quarter of 2006 (except in the case of Columbia International Stock Fund, Inc. on October 7, 2005). The New Fund will have the same fundamental investment restrictions as the Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 2.A. through 2.M.). All of the Directors of the Acquiring Trust will serve as Trustees of the New Funds, even if one or more of such Directors are not elected pursuant to Proposal 1.

As described in more detail below in "Information About the Acquiring Trust", the Acquiring Trust is a business trust governed by Massachusetts law and an agreement and declaration of trust (the "Agreement and Declaration of Trust"). The Acquiring Trust has separate series representing different portfolios. Each series of the Acquiring Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series will be further divided into separate classes. The New Funds will continue the business of the Funds.

Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as, the corresponding Fund immediately prior to the Reorganization.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

At a meeting held on May 11, 2005, the Board, including all Directors who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940
Act) (each, an "Independent Director") unanimously approved the Reorganization of each Fund and recommended shareholder approval of each Reorganization. The Board was assisted in its determination by independent legal counsel for the Independent Directors. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.

The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by Columbia Management and not the Funds.

The primary purpose of the Reorganizations is to facilitate compliance monitoring and efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION

Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Valuation Date, currently expected to be October 7, 2005, for Columbia International Stock Fund, Inc. and a date in the first quarter of 2006 for all other Funds. The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 15 to this Proxy Statement.

Each Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. For more information about the tax consequences of the proposed Reorganizations, see "Federal Income Tax Consequences of the Reorganizations" below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Directors of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by Columbia Management.

Shareholders who object to the Reorganization of their Fund may be entitled under Oregon law to demand payment for, or an appraisal of, their shares. Information concerning dissenters' rights is contained in Appendix G to this Proxy Statement.

OTHER MATTERS

The investment objectives, policies and restrictions of each Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, Columbia Management will serve as the investment adviser of each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of each New Fund.

INFORMATION ABOUT THE ACQUIRING TRUST. The Acquiring Trust is governed by an Agreement and Declaration of Trust restated as of July 28, 2000 and as amended from time to time thereafter (the "Declaration of Trust"), By-Laws as amended and restated as of October 24, 1990 and as amended from time to time thereafter (the "By-Laws"), and its Board. The Acquiring Trust is organized as a Massachusetts business trust governed by Massachusetts and federal law.

The table below summarizes the significant differences between the Declaration of Trust and By-Laws of the Acquiring Trust and the organizational documents (and applicable provisions of Oregon law) for the Funds. For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Acquiring Trust at its address listed on the cover page of this Proxy Statement.

                          THE ACQUIRING TRUST                     THE FUNDS
                   --------------------------------  ------------------------------------
SHAREHOLDER        A shareholder or former           Shareholders who have fully paid
LIABILITY:         shareholder held to be            the subscription price for their
                   personally liable solely by       shares have no personal liability
                   reason of his or her being or     in excess of their shares.
                   having been a shareholder is
                   entitled to be held harmless      [no indemnification provision]
                   from and indemnified against
                   all loss and expense arising
                   from such liability.

                   Every note, bond, contract,
                   instrument, certificate or
                   undertaking made or issued by
                   any Trustees or Trustee or by
                   any officers or officer must
                   recite that the same was
                   executed or made by or on
                   behalf of the Trust and that
                   obligations of such instrument
                   are not binding on any of them
                   or shareholders individually.








SHAREHOLDER        Shareholders have the power to    Shareholders of an Oregon
VOTING RIGHTS:     vote only (i) for the election    corporation have a right to vote on
                   or, to the extent required by     the dissolution, merger,
                   law,  removal of Trustees; (ii)   consolidation, share exchange or
                   with respect to any               sale of all or substantially all
                   termination, by the               assets of the Fund.
                   shareholders, of the Trust or
                   series or class of the Trust;     Shareholders of an Oregon
                   (iii) with respect to             corporation also have a right to
                   derivative actions, to the        vote (i) for the election or
                   extent certain demand             removal of directors; (ii) with
                   requirements are met; and (iv)    respect to any amendments to the
                   with respect to any other         articles of incorporation (except
                   matters required by law, the      for minor amendments which are
                   organizational documents or       subject to only Board approval);
                   deemed                            (iii) with

                   desirable by the Board            respect to any amendments to or
                   of Trustees.                      repeal of the bylaws (even
                                                     though the bylaws may also be
                   Each whole share (or fractional   amended or repealed by the
                   share) outstanding on the         Board of Directors); and (iv) with
                   record date is entitled to a      respect to any other matters
                   number of votes on any matter     required by law; the organizational
                   which it is entitled to vote      documents or as deemed desirable by
                   equal to the net asset value of   the Board of Directors.
                   the share (or fractional share)
                   in U.S. dollars determined at     On a record date, each outstanding
                   the close of business on the      share or fractional share of common
                   record date (for example, a       stock is entitled to one vote or a
                   share having a net asset value    proportional fractional vote.
                   of $10.50 would be entitled to
                   10.5 votes).                      Shareholders of separate
                                                     corporations vote separately.
                   Shareholders will vote together
                   with shareholders of the other    All shares of common stock vote
                   series of the Trust on matters    together as a single class except
                   affecting the Trust as a whole,   as otherwise required by law or
                   such as the election of           except on any matters that affect
                   Trustees.                         only one or more classes of stock,
                                                     in which case only the holders of
                                                     shares of the class or classes
                                                     affected shall be entitled to vote.

SHAREHOLDERS       Shareholders have no specific     Corporation must make a list of
MEETINGS:          right to call meetings, except    shareholders available two days
                   as may be required by             before any shareholder meeting.
                   applicable law, including the
                   Investment Company Act of 1940.   A special meeting of shareholders
                                                     may be called by the holders of
                                                     10 percent or more of the votes
                                                     entitled to be cast on any issue
                                                     proposed to be considered at the
                                                     special meeting, or by such persons
                                                     as are specified in the articles of
                                                     incorporation or bylaws (which
                                                     persons are usually the president
                                                     or vice president of the
                                                     corporation).

SHAREHOLDER        30% of the shares entitled to     A majority of shares entitled to
QUORUM:            vote at the meeting.              vote at the meeting.

SHAREHOLDER        Majority consent required for     Unanimous  written consent is
CONSENT:           shareholder action taken          required for shareholder action
                   without a meeting.                taken without a meeting.

NOTICE TO          Notice of shareholder meetings    Notice of shareholder meetings must
SHAREHOLDERS:      is to be mailed, postage          be given no earlier than 60 days nor
                   prepaid, or sent by facsimile     less than 10 days before the date of
                   or other electronic submission    the meeting.
                   not less than seven days before
                   the date of such meeting.         For an annual meeting of
                                                     shareholders, the notice is not
                   Notice is not expressly           expressly required to describe the
                   required to state the purpose     purpose(s) for which the meeting is
                   for which the meeting is called.  called.  In the case of a special meeting of shareholders, the notice
                                                     must include a description of the
                                                     purpose(s) for which the meeting is
                                                     called.

SHAREHOLDER        Shareholders may put a proxy in   Shareholders may put a proxy in
PROXIES:           place for a duration of up to     place for a duration of up to
                   six months.                       eleven months unless a longer
                                                     period is expressly provided in the
                                                     authorization form..

TRUSTEE'S POWER    The Declaration of Trust may be   Directors may adopt routine limited
TO AMEND           amended at any time by an         amendments to the articles of
DECLARATION OF     instrument in writing signed by   incorporation. In addition, the
TRUST:             a majority of the then            Board may amend the articles
                   Trustees, provided that, for      without shareholder approval to (i)
                   non-ministerial amendments,       create any class of shares or
                   notice is mailed to               series within a class before
                   shareholders upon the same day    issuance of any shares of the class
                   such amendment is effective.      or series, if the articles of
                                                     incorporation so provide, and (ii)
                                                     in the case of a registered
                                                     open-end investment company,
                                                     increase or decrease the number of
                                                     authorized shares.  If the Board of
                                                     Directors is not specifically
                                                     empowered by the Oregon Revised
                                                     Statutes to amend the articles of
                                                     incorporation, any other amendment
                                                     must be submitted to shareholders
                                                     for approval.

TERMINATION OF     Shareholders have the right to    Termination (dissolution) of the
TRUST:             terminate the Trust, or series    corporation requires the approval
                   or class, upon approval of at     of the Board of Directors and a
                   least 66 2/3% of the              majority of the outstanding shares.
                   outstanding shares of the Trust
                   or the affected series or class.

                   Trustees may terminate the
                   Trust, or any series or class,
                   without shareholder approval by
                   written notice to shareholders.



MERGER OR          The Declaration of Trust          Shareholders have a right to vote
CONSOLIDATION      provides that a consolidation,    on a merger, consolidation, share
TRUST:             merger or transfer may be         exchange or sale of all or
                   authorized by vote of a           substantially all assets, with a
                   majority of                       required vote of

                   the Trustees then in office       a majority of outstanding shares.
                   without shareholder approval,
                   unless otherwise required by      Shareholders have dissenters'
                   law.                              rights.

REMOVAL OF         Trustee may be removed, with or   A director may be removed by (i)
TRUSTEES:          without cause, by a majority of   shareholders with or without cause
                   Trustees then in office.          and (ii) judicial proceedings.
                                                     Further, in the case of removal by
                                                     shareholders, a director may be
                                                     removed only at a meeting of the
                                                     shareholders called for the purpose
                                                     of removing the director, and the
                                                     meeting notice must state that the
                                                     purpose, or one of the purposes, of
                                                     the meeting is the removal of a
                                                     director. The director may only be
                                                     removed if the number of votes cast
                                                     to remove the director exceeds that
                                                     number of votes cast not to remove
                                                     the director.

DIRECTOR/TRUSTEE   Not limited.                      Committees may not take certain
COMMITTEES:                                          actions including: authorizing
                                                     distributions; approving or
                                                     proposing to shareholders any
                                                     actions that requires shareholder
                                                     approval; filling vacancies on the
                                                     Board or any committees; amending
                                                     the articles of incorporation, to
                                                     the extent directors may do so
                                                     without shareholder approval;
                                                     adopting, amending or repealing
                                                     Bylaws; approving a plan of merger
                                                     not requiring shareholder approval;
                                                     authorizing or approving
                                                     reacquisition of shares unless
                                                     within limits prescribed by the
                                                     Board; generally authorizing or
                                                     approving the issuance of shares;
                                                     or determining the designation,
                                                     rights, preferences or limitations
                                                     of any class or series of shares.

TRUSTEE            Trustees are not personally       Directors are not personally liable
LIABILITY:         liable for claims against the     for monetary damages for their
                   Trust or for any neglect or       conduct as directors, but are
                   wrongdoing of any officer,        personally liable for acts in
                   agent, employee, investment       breach of their duty of loyalty to
                   adviser, or principal             the corporation or its
                   underwriter of the Trust.  Each   shareholders; acts or omissions not
                   Trustee is not responsible for    in good faith or which involve
                   the act or omission of any        intentional misconduct or knowing
                   other Trustee                     violation

                   and may be liable only by reason  of the law; an unlawful distribution
                   of willful misfeasance, bad       to shareholders; and transaction
                   faith, gross negligence or        from which the director derived an
                   reckless disregard of the duties  improper personal benefit.
                   involved in the conduct of his
                   office.

TRUSTEE            The By-Laws state that the        Mandatory indemnification under
INDEMNIFICATION:   Trust will indemnify each of      Oregon law for reasonable expenses
                   its Trustees and officers who     incurred in connection with a
                   are not employees or officers     proceeding or claim which a
                   of any investment adviser to      director is successful in defending.
                   the Trust or any affiliated
                   person thereof and may            The articles of incorporation
                   indemnify each of its officers    provide for indemnification of
                   who are employees or officers     directors for any liability and
                   of any investment adviser to      expense incurred in a proceeding to
                   the Trust or any affiliated       the fullest extent not prohibited
                   person thereof against all        by law.  Under Oregon law, the
                   liabilities and expenses,         director is eligible for
                   including amounts paid in         indemnification if (i) the person's
                   satisfaction of judgments, in     conduct was in good faith; (ii) the
                   compromise, as fines and          person reasonably believed that his
                   penalties, and as counsel fees,   or her conduct was in the best
                   reasonably incurred by such       interests of the corporation or at
                   person while in office or         least not opposed to its best
                   thereafter, by reason of the      interests; and (iii) in a criminal
                   indemnified person's service as   proceeding, the person had no
                   a Trustee or officer. The Trust   reasonable cause to believe his or
                   will not indemnify its Trustees   her conduct was unlawful.
                   and officers against any
                   liability to the Trust or to      The bylaws contain similar
                   its shareholders to which he or   provisions with respect to
                   she would otherwise be subject    indemnification of officers.
                   by reason of willful
                   misfeasance, bad faith, gross
                   negligence or reckless
                   disregard of the duties
                   involved in the conduct of his
                   office.

                   Under the By-Laws, in the
                   absence of a final decision on
                   the merits by an adjudicating
                   body that such person has not
                   acted in good faith in the
                   reasonable belief that such
                   person's action was in the best
                   interests of the Trust or is
                   liable to the Trust or its
                   Shareholders by reason of
                   willful misfeasance, bad faith,
                   gross

                   negligence or reckless
                   disregard of the duties
                   involved in the conduct of his
                   or her office, indemnification
                   will be provided if (a)
                   approved, after notice that it
                   involves such indemnification,
                   by at least a majority of the
                   disinterested Trustees acting
                   on the matter (provided that a
                   majority of the disinterested
                   Trustees then in office act on
                   the matter) upon a
                   determination, based upon a
                   review of readily available
                   facts, that such person has
                   acted in good faith in the
                   reasonable belief that such
                   person's action was in the best
                   interests of the Trust and is
                   not liable to the Trust or its
                   shareholders by reason of
                   willful misfeasance, bad faith,
                   gross negligence or reckless
                   disregard of the duties
                   involved in the conduct of his
                   or her office or (b) there has
                   been obtained an opinion in
                   writing of independent legal
                   counsel, based upon a review of
                   readily available facts to the
                   effect that such person appears
                   to have acted in good faith in
                   the reasonable belief that such
                   person's action was in the best
                   interests of the Trust and that
                   such indemnification would not
                   protect such person against any
                   liability to the Trust to which
                   such person would otherwise be
                   subject by reason of willful
                   misfeasance, bad faith, gross
                   negligence or reckless
                   disregard of the duties
                   involved in the conduct of his
                   or her office.

LEGAL EXPENSES:    The By-Laws state that legal      Directors may be reimbursed for
                   expenses may be paid from time    legal expenses in advance of final
                   to time by the Trust in advance   disposition of any proceeding
                   of the final disposition of any   provided the person provides (i) a
                   such proceeding if the Trust      written affirmation of their good
                                                     faith

                   receives a written undertaking    belief that they have met the
                   by the indemnified person to      prescribed standard of conduct and
                   reimburse the Trust in the        (ii) a written undertaking to repay
                   event it is subsequently          the advance if its is determined
                   determined that the indemnified   that the person did not meet the
                   person is not entitled to such    standard of conduct.
                   indemnification and (a) the
                   indemnified person provides
                   security for his undertaking,
                   or (b) the Trust is insured
                   against losses arising by
                   reason of any lawful advances,
                   or (c) a majority of the
                   disinterested, non-party
                   Trustees or an independent
                   legal counsel, as expressed in
                   a written opinion, determines
                   that there is reason to believe
                   that the indemnified person
                   ultimately will be found
                   entitled to indemnification.

DIVIDENDS:         Not limited.                      Limited in circumstances where
                                                     corporation would be unable to pay
                                                     its debts as they become due or its
                                                     total assets would be less than its
                                                     total liabilities.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The Reorganizations are intended to be tax-free. As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Fund, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
      Fund) may be subject to limitation under Sections 383 and 284 of the Code.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray. Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above.

VOTE REQUIRED. Approval of each Reorganization and dissolution under state law requires the affirmative vote of holders of more than 50% of the outstanding shares of the Fund.

IV. OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Funds Distributor, Inc. ("CFD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management and CFD are wholly owned subsidiaries of Columbia Management Group, Inc. ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of Fleet Boston Financial Corporation. Effective April 1, 2004, Fleet Boston Financial Corporation was acquired by Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management and CFO (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004. Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined." As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds. A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005. The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund. In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entities Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on July 8, 2005, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Appendix E lists for each Fund the total number of shares outstanding as of the close of business on July 8, 2005, for each class of a Fund's shares entitled to vote at the Meeting.

The table in Appendix F lists each holder of more than five percent of any class of shares of each Fund as of the close of business on May 31, 2005. The Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of May 31, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

For each Fund, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.


Approval of the eleven nominees for election as Directors under Proposal 1 is by a plurality of votes cast at the Meeting which means that if a quorum of shareholders is present at the Meeting, the eleven nominees for election as Directors who receive the greatest number of votes cast at the Meeting will be elected Directors. Approval of each of Proposals 2.A. through 2.O. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Approval of Proposal 3 requires the affirmative vote of holders of more than 50% of the outstanding shares of the Fund. Only shareholders of record on July 8, 2005, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE

 REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL
CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-800-426-3750.

APPENDIX A -  OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

                                         YEAR FIRST  ELECTED
OFFICERS               POSITION WITH       OR APPOINTED TO
NAME/AGE AND ADDRESS      FUNDS                OFFICE             PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
---------------------  --------------    -------------------    -------------------------------------------------
Christopher L. Wilson  Head of Mutual          2004             Head of Mutual Funds since August, 2004 and
(Age 47)               Funds since                              Senior Vice President of the Advisor since
                       August 2004;                             January, 2005; President of the Columbia Funds,
                       President of                             Liberty Funds and Stein Roe Funds since
                       the Columbia                             October, 2004; President and Chief Executive
                       Funds since                              Officer of the Nations Funds since January,
                       October 2004                             2005; Senior Vice President of BACAP
                                                                Distributors LLC since January, 2005; Director
                                                                of FIM Funding, Inc. since January, 2005;
                                                                Senior Vice President of Columbia Funds
                                                                Distributor, Inc. since January, 2005; Director
                                                                of Columbia Funds Services, Inc. since January,
                                                                2005 (formerly President and Chief Executive
                                                                Officer, CDC IXIS Asset Management Services,
                                                                Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton   Treasurer               2000             Treasurer of the Columbia Funds since October,
(Age 40)                                                        2003 and of the Liberty Funds, Stein Roe Funds
                                                                and All-Star Funds since December, 2000; Vice
                                                                President of the Advisor since April, 2003
                                                                (formerly President of the Columbia Funds,
                                                                Liberty Funds and Stein Roe Funds from
                                                                February, 2004 to October, 2004; Chief
                                                                Accounting Officer and Controller of the
                                                                Liberty Funds and All-Star Funds from February,
                                                                1998 to October, 2000); Treasurer of the Galaxy
                                                                Funds since September, 2002 (formerly Treasurer
                                                                from December, 2002 to December, 2004

                                                                and President from February, 2004 to December, 2004
                                                                of the Columbia Management Multi-Strategy Hedge
                                                                Fund, LLC; Vice President of Colonial
                                                                Management Associates, Inc. from February, 1998
                                                                to October, 2000).

Mary Joan Hoene        Senior Vice         2004                 Senior Vice President and Chief Compliance
(Age 54)               President and                            Officer of the Columbia Funds, Liberty Funds,
40 West 57th Street    Chief                                    Stein Roe Funds and All-Star Funds since
New York, NY 10019     Compliance                               August, 2004 (formerly Partner, Carter, Ledyard
                       Officer since                            & Milburn LLP from January, 2001 to August,
                       2004                                     2004; Counsel, Carter, Ledyard & Milburn LLP
                                                                from November, 1999 to December, 2000; Vice
                                                                President and Counsel, Equitable Life Assurance
                                                                Society of the United States from April, 1998
                                                                to November, 1999).

Michael G. Clarke      Chief                2004                Chief Accounting Officer of the Columbia Funds,
(Age 35)               Accounting                               Liberty Funds, Stein Roe Funds and All-Star
                       Officer since                            Funds since October, 2004 (formerly Controller
                       October 2004                             of the Columbia Funds, Liberty Funds, Stein Roe
                                                                Funds and the All-Star Funds from May, 2004 to
                                                                October, 2004); Assistant treasurer from June,
                                                                2002 to May, 2004; Vice President, Product
                                                                Strategy & Development of the Liberty Funds
                                                                Group from February, 2001 to June, 2002;
                                                                Assistant Treasurer of the Liberty Funds Group
                                                                from February, 2001 to June, 2002; Assistant
                                                                Treasurer of the Liberty Funds, Stein Roe Funds
                                                                and the All-Star Funds from August, 1999 to
                                                                February, 2001; Audit Manager, Deloitte &
                                                                Touche LLP from May, 1997 to August, 1999.

Jeffrey R. Coleman     Controller           2004                Controller of the Columbia Funds, Liberty
(Age 35)               since October                            Funds, Stein Roe Funds and the All-Star Funds
                       2004                                     since October, 2004 (formerly Vice President of
                                                                CDC IXIS Asset Management Services, Inc. and
                                                                Deputy Treasurer of the CDC Nvest Funds and
                                                                Loomis Sayles Funds from February, 2003 to
                                                                September, 2004; Assistant Vice President of
                                                                CDC IXIS Asset Management Services, Inc. and
                                                                Assistant Treasurer of the CDC Nvest Funds from
                                                                August, 2000 to February, 2003; Tax Manager of
                                                                PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson     Secretary since    2004                  Secretary of the Columbia Funds, Liberty Funds
(Age 45)               December 2004                            and the Stein Roe Funds since December, 2004
                                                                (formerly Of Counsel Bingham McCutchen from
                                                                April 2001 to September 2004; Executive
                                                                Director and General Counsel, Massachusetts
                                                                Pension Reserves Investment Management Board
                                                                from September, 1997 to March, 2001).

APPENDIX B.1 - DIRECTORS' COMPENSATION

For the calendar year ended December 31, 2004, the Directors received the following compensation for serving as Directors:

                                                                    TOTAL COMPENSATION FROM THE
                                                                      FUND COMPLEX PAID TO THE
                                    PENSION OR RETIREMENT                DIRECTORS FOR THE
                                   BENEFITS ACCRUED AS PART             CALENDAR YEAR ENDED
DISINTERESTED DIRECTORS               OF FUND EXPENSES (1)               DECEMBER 31, 2004
-----------------------            ------------------------         ---------------------------
Douglas A. Hacker                             N/A                            $ 135,000
Janet Langford Kelly                          N/A                            $ 148,500
Richard W. Lowry                              N/A                            $ 150,700
Charles R. Nelson                             N/A                            $ 141,500
John J. Neuhauser                             N/A                            $ 158,284
Patrick J. Simpson (2)                        N/A                            $ 129,000
Thomas E. Stitzel                             N/A                            $ 149,000
Thomas C. Theobald (2)                        N/A                            $ 172,500
Anne-Lee Verville (2)                         N/A                            $ 157,000
Richard L. Woolworth                          N/A                            $ 131,000
INTERESTED DIRECTOR
William E. Mayer                              N/A                            $ 166,700

      (1) The Funds do not currently provide pension or retirement plan benefits to the Directors.

      (2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- DIRECTORS' COMPENSATION

For the last fiscal year, the Directors received from each Fund the following compensation for serving as Directors:

                         AGGREGATE                                                                        AGGREGATE
                       COMPENSATION  AGGREGATE     AGGREGATE     AGGREGATE      AGGREGATE   COMPENSATION   AGGREGATE     AGGREGATE
                          FROM BF  COMPENSATION   COMPENSATION COMPENSATION    COMPENSATION     FROM      COMPENSATION  COMPENSATION
                         FOR THE   FROM CHYF FOR FROM CISF FOR FROM CMCGF FOR   FROM OMBF   REEF FOR THE   FROM CSCGF   FROM SIF FOR
                          FISCAL    THE FISCAL     THE FISCAL   THE FISCAL    FOR THE FISCAL   FISCAL    FOR THE FISCAL THE FISCAL
                        YEAR ENDED  YEAR ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                         08/31/04    08/31/04       08/31/04     08/31/04        08/31/04     08/31/04      08/31/04      08/31/04
                       ------------ ------------  ------------ ------------- -------------- ------------ -------------- ------------
DISINTERESTED DIRECTOR

Douglas A. Hacker (d)        $1,254       $2,782          $790        $1,792         $1,337       $1,744         $1,257         $695
Janet Langford Kelly (d)      1,262        2,818           817         1,808          1,349        1,762          1,276          707

Richard W. Lowry              1,154        2,550           709         1,641          1,260        1,609          1,149          629

Charles R. Nelson             1,252        2,789           802         1,791          1,353        1,749          1,261          696

John J. Neuhauser (d)         1,192        2,628           729         1,693          1,303        1,659          1,184          648

Patrick J. Simpson (a)        1,313        2,885           794         1,867          1,403        1,817          1,300          715
Thomas E. Stitzel (d)         1,341        2,971           843         1,910          1,478        1,873          1,341          737

Thomas C. Theobald (b)(d)     1,604        3,574           999         2,296          1,626        2,223          1,614          889
Anne-Lee Verville (c)(d)      1,486        3,305           944         2,124          1,598        2,073          1,494          824

Richard L. Woolworth          1,431        3,146           873         2,034          1,541        1,982          1,418          781

INTERESTED DIRECTOR

William E. Mayer (d)          1,240        2,739           760         1,762          1,359        1,730          1,234          674

                                   AGGREGATE
                                  COMPENSATION
                                    FROM TF
                                   YEAR ENDED
                                    08/31/04
                                  ------------
DISINTERESTED DIRECTOR

Douglas A. Hacker                        $ 690
Janet Langford Kelly                       701

Richard W. Lowry                           670

Charles R. Nelson                          712

John J. Neuhauser                          694

Patrick J. Simpson (a)                     722
Thomas E. Stitzel                          797

Thomas C. Theobald (b)                     784

Anne-Lee Verville (c)                      835

Richard L. Woolworth                       802

INTERESTED DIRECTOR

William E. Mayer                           727


(a) During the fiscal year ended August 31, 2004, Mr. Simpson deferred $1,313, $1,867, $1,300, $794, $1,817, $722, $2,885 and $1,403 of his compensation from BF, CMCGF, CSCGF, CISF, REEF, TF, CHYF and OMBF respectively.


(b) During the fiscal year ended August 31, 2004, Mr. Theobald deferred $899, $186, $931, $586, $1,230, $229, $2,048 and $732 of his compensation from
     BF, CMCGF, CSCGF, CISF, REEF, TF, CHYF and OMBF, respectively.

(c) During the fiscal year ended August 31, 2004, Ms. Verville deferred $550, $268, $569, $361, $752, $140, $1,251 and $447, of her compensation from BF,
     CMCGF, CSCGF, CISF, REEF, TF, CHYF and OMBF, respectively.

(d) Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Director on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during the fiscal year ended August 31, 2004 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.

APPENDIX C - DIRECTOR SHARE OWNERSHIP

                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    DOLLAR RANGE OF EQUITY         SECURITIES OWNED IN ALL FUNDS
                                                                    SECURITIES OWNED IN THE     OVERSEEN BY TRUSTEE/DIRECTOR IN THE
       NAME                         FUND                                       FUND                         FUND COMPLEX
       ----                         ----                                       ----                         -------------

Douglas A. Hacker      None                                                    $0                           Over $100,000

Janet Langford Kelly   Columbia Mid Cap Growth Fund, Inc.               $50,001 - $100,000                  Over $100,000

Richard W. Lowry       None                                                    $0                           Over $100,000

William E. Mayer       None                                                    $0                        $50,001 - $100,000

Charles R. Nelson      Columbia International Stock Fund, Inc.          $50,001 - $100,000                  Over $100,000
                       Columbia Mid Cap Growth Fund, Inc.               $50,001 - $100,000

John J. Neuhauser      Columbia International Stock Fund, Inc.             $1-$10,000                       Over $100,000

Patrick J. Simpson     Columbia Balanced Fund, Inc.                      $10,001-$50,000                    Over $100,000
                       Columbia Mid Cap Growth Fund, Inc.                $10,001-$50,000
                       Columbia Real Estate Equity Fund, Inc.            $10,001-$50,000

Thomas E. Stitzel      Columbia Strategic Investor Fund, Inc.            $10,001-$50,000                    Over $100,000

Thomas C. Theobald     Columbia Strategic Investor Fund, Inc.            $10,001-$50,000                    Over $100,000

Anne-Lee Verville      None                                                    $0                           Over $100,000

Richard W. Woolworth   Columbia International Stock Fund, Inc.            Over $100,000                     Over $100,000
                       Columbia Strategic Investor Fund, Inc.             Over $100,000
                       Columbia Oregon Municipal Bond Fund, Inc.         $10,001-$50,000

APPENDIX D1

                                                                    AUDIT     AUDIT-RELATED       TAX      ALL OTHER
                                                                     FEES          FEES          FEES         FEES
                                                                    ------    -------------      ----      ---------
                                                       2003
                                                       2004

                                                       2003
                                                       2004

                                                       2003
                                                       2004

                                                       2003
                                                       2004

                                                       2003
                                                       2004

                                                       2003
                                                       2004

                                                       2003
                                                       2004

                                                       2003
                                                       2004


APPENDIX D2

APPENDIX E - SHARES OUTSTANDING AND ENTITLED TO VOTE

APPENDIX F - OWNERSHIP OF SHARES

Class               Registration             Share Balance   Percent      Class Total

COLUMBIA BALANCED FUND-A

C      NFSC FEBO                                3,437.2690      7.39      46,503.9610
       NFS/FMTC
       2300 AZALEA RD
       CONCORD NC 28025-6713

D      CITIGROUP GLOBAL MARKETS, INC.           1,341.0030      8.91      15,047.8040
       HOUSE ACCOUNT
       ATTN: PETER BOOTH  7TH FLOOR
       333 W 34TH ST
       NEW YORK NY 10001-2402

C      MERRILL LYNCH PIERCE FENNER & SMITH      2,772.4290      5.96      46,503.9610
       FOR THE SOLE BENEFIT OF
       ITS CUSTOMERS
       ATTN FUND ADMINISTRATOR
       4800 DEER LAKE DR E FL 2
       JACKSONVILLE FL 32246-6484

D      ATTN MUTUAL FUNDS                        1,454.5660      9.67      15,047.8040
       FISERV SECURITIES INC
       ONE COMMERCE SQUARE
       2005 MARKET STREET SUITE 1200
       PHILADELPHIA PA 19103-7008

C      FIRST CLEARING, LLC                      2,495.8850      5.37      46,503.9610
       DORIS R KORNEGAY &
       JOE ISAAC
       9563 BROKEN OAK BLVD
       JACKSONVILLE FL 32257-8806

D      UBS FINANCIAL SERVICES INC. FBO          2,503.6460     16.64      15,047.8040
       ROBERT BREIDENBAUGH
       CAROLYN BREIDENBAUGH
       369 E. CHURCH STREET
       ELMHURST IL 60126-3602

D      GLADIS WIST                              1,786.1460     11.87      15,047.8040
       12111 FAITH LN
       BOWIE MD 20715-2302

D      RBC DAIN RAUSCHER CUSTODIAN                785.7510      5.22      15,047.8040
       JANIS D DOTSON
       48 PALM CT
       PAGOSA SPRINGS CO 81147-9235

D      LEGG MASON WOOD WALKER INC               4,059.5470     26.98      15,047.8040
       PO BOX 1476
       BALTIMORE MD 21203-1476

C      J J B HILLIARD W L LYONS INC            10,327.9990     22.21      46,503.9610
       DWIGHT P PLOWMAN
       501 S 4TH ST
       LOUISVILLE KY 40202-2520

Z      CHARLES SCHWAB & CO INC                849,975.1080      5.29  16,061,651.6170
       SPECIAL CUSTODY ACCT FOR EXCLUSIVE
       OF CUSTOMERS
       ATTN:MUTUAL FUNDS
       101 MONTGOMERY ST
       SAN FRANCISCO CA 94104-4122

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA HIGH YIELD FUND-A

B     CITIGROUP GLOBAL MARKETS, INC.          812,225.4310    7.46  10,892,648.3490
      HOUSE ACCOUNT
      ATTN: PETER BOOTH  7TH FLOOR
      333 W 34TH ST
      NEW YORK NY  10001-2402

D     CITIGROUP GLOBAL MARKETS, INC.          717,089.4830    9.58   7,481,618.7650
      HOUSE ACCOUNT
      ATTN: PETER BOOTH  7TH FLOOR
      333 W 34TH ST
      NEW YORK NY  10001-2402

D     MERRILL LYNCH PIERCE FENNER & SMITH     799,466.4870   10.69   7,481,618.7650
      FOR THE SOLE BENEFIT OF
      ITS CUSTOMERS
      ATTN FUND ADMINISTRATION
      4800 DEER LAKE DR E FL 2
      JACKSONVILLE FL  32246-6484

C     MERRILL LYNCH PIERCE FENNER & SMITH     537,001.9870    22.62   2,373,746.3810
      FOR THE SOLE BENEFIT OF
      ITS CUSTOMERS
      ATTN FUND ADMINISTRATION
      4800 DEER LAKE DR E FL 3
      JACKSONVILLE FL  32246-6484

Z     BANK OF AMERICA NA                   68,077,679.8340   53.22  127,908,988.039
      ATTN JOAN WRAY/FUNDS ACCOUNTING
      411 N AKARD ST
      DALLAS TX  75201-3307

A     FTC & CO ATTN DATALYNX                2,635,541.3950    7.07  37,272,765.4180
      PO BOX 173736
      DENVER CO  80217-3736

A     CHARLES SCHWAB & CO INC              15,982,425.9370   42.88  37,272,765.4180
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

Z     CHARLES SCHWAB & CO INC              19,766,565.2570   15.45  127,908,988.039
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA INTERNATIONAL STOCK FUND-A

C     PERSHING LLC                              2,732.9190    5.49      49,802.8830
      PO BOX 2052
      JERSEY CITY NJ  07303-2052

D     ATTN MUTUAL FUNDS                         2,816.5760    5.59      50,380.7370
      FISERV SECURITIES INC
      ONE COMMERCE SQUARE
      2005 MARKET STREET SUITE 1200
      PHILADELPHIA PA  19103-7008

C     FIRST CLEARING LLC                        4,158.7950    8.35      49,802.8830
      WALTER B STEEN
      5324 WYNNEFORD WAY
      RALEIGH NC  27614-9817

D     GREG KOYLE                                3,130.9600    6.21      50,380.7370
      ESNET MANAGEMENT GROUP LLC
      R D THOMPSON
      1024 RIVER HAVEN CIRCLE
      OREM UT  84097-6680

Z     BANK OF AMERICA NA                   55,325,301.4770   84.35  65,586,470.4610
      ATTN JOAN WRAY/FUNDS ACCOUNTING
      411 N AKARD ST
      DALLAS TX  75201-3307

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA MID CAP GROWTH FUND-A

C     PERSHING LLC                              1,776.6500    6.47      27,453.9220
      PO BOX 2052
      JERSEY CITY NJ  07303-2052

D     ADP CLEARING & OUTSOURCING                1,244.1400    5.24      23,750.8860
      26 BROADWAY
      NEW YORK NY  10004-1703

C     MERRILL LYNCH PIERCE FENNER & SMITH       3,732.2780   13.59      27,453.9220
      FOR THE SOLE BENEFIT OF
      ITS CUSTOMERS
      ATTN FUND ADMINISTRATOR
      4800 DEER LAKE DR E FL 2
      JACKSONVILLE FL  32246-6484

C     FIRST CLEARING LLC                        1,807.3810    6.58      27,453.9220
      LEIGH FLOWE FINLEY
      97 COMSTOCK HILL AVE
      NORWALK CT  06850-1010

G     COLUMBIA TRUST COMPANY ROLLOVER IRA       1,848.4100    5.29      34,951.2800
      JUAN ROSAI
      25 CRESTVIEW DR
      NORTH HAVEN CT  06473-3002

D     GREG KOYLE                                1,651.7290    6.95      23,750.8860
      ESNET MANAGEMENT GROUP LLC
      DANIEL W CAMPBELL
      4304 N STONECREEK LN
      PROVO UT  84604-5003

Z     BANK OF AMERICA NA                    8,310,259.2210   22.10  37,606,106.5070
      ATTN JOAN WRAY/FUNDS ACCOUNTING
      411 N AKARD ST
      DALLAS TX  75201-3307

A     CHARLES SCHWAB & CO INC                  31,030.8780   12.14     255,649.6070
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

Z     CHARLES SCHWAB & CO INC               3,931,910.3220   10.46  37,606,106.5070
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

C     LPL FINANCIAL SERVICES                    1,377.5210    5.02      27,453.9220
      9785 TOWNE CENTRE DR
      SAN DIEGO CA  92121-1968

C     LPL FINANCIAL SERVICES                    1,375.8770    5.01      27,453.9220
      9785 TOWNE CENTRE DR
      SAN DIEGO CA  92121-1968

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA OREGON MUNICIPAL BOND FUND-A

B     NFSC FEBO                                 6,863.5900    6.77     101,378.3540
      ROBERT E WILLIAMS TTEE
      ROBERT WILLIAMS REVOCLIVTRUST
      14404 SE WEBSTER RD APT 325
      PORTLAND OR  97267-1972

D     NFSC FEBO                                 4,369.5810    6.89      63,398.3730
      FREDERICK A J KINGERY TRUST
      FREDERICK A J KINGERY
      4163 SW GREENLEAF CT
      PORTLAND OR  97221-3271

C     NFS LLC FEBO                              2,415.3650    5.44      44,397.2300
      AMOS BRUSVEN
      TOD PEBBLE BRUSVEN
      1032 WILLIAMS AVE
      WOODBURN OR  97071-3735

D     PERSHING LLC                              7,867.8210   12.41      63,398.3730
      PO BOX 2052
      JERSEY CITY NJ  07303-2052

C     MERRILL LYNCH PIERCE FENNER & SMITH       3,457.3640    7.79      44,397.2300
      FOR THE SOLE BENEFIT OF
      ITS CUSTOMERS
      ATTN FUND ADMINISTRATOR
      4800 DEER LAKE DR E FL 2
      JACKSONVILLE FL  32246-6484

C     NANCY D FRACKELTON                        4,062.7480    9.15      44,397.2300
      4938 SW ORCHARD LN
      PORTLAND OR  97219-3362

C     PIPER JAFFRAY FOR THE SOLE BENEFIT       10,763.0740   24.24      44,397.2300
      OF ITS CUSTOMERS
      1075 BAKER BUILDING
      ATTN JAMI PODHRADSKY
      706 SECOND AVE SOUTH
      MINNEAPOLIS MN  55402-3003

B     AMERICAN ENTERPRISE INVEST SVCS           8,571.7990    8.46     101,378.3540
      PO BOX 9446
      MINNEAPOLIS MN  55440-9446

B     AMERICAN ENTERPRISE INVEST SVCS           8,545.7670    8.43     101,378.3540
      PO BOX 9446
      MINNEAPOLIS MN  55440-9446

C     RAYMOND JAMES & ASSOC INC                 4,729.1110   10.65      44,397.2300
      880 CARILLON PKWY
      ST PETERSBURG FL  33716-1100

D     DAIN RAUSCHER INC FBO                    13,941.5240   21.99      63,398.3730
      LEWIS F ROTH
      LEWIS F ROTH REVOCLIVTRUST
      4798 BECKER CIR SE
      ALBANY OR  97322-7139

A     DAIN RAUSCHER INC FBO                    16,644.7650    5.01     332,453.4930
      LOIS O KOCHIS
      989 NW SPRUCE AVE APT 226
      CORVALLIS OR  97330-2178

B     DAIN RAUSCHER INC FBO                    15,035.1300   14.83     101,378.3540
      GILLICI F JACKSON
      GILLICI F JACKSON REVOCLIVTRUST
      611 NW 30TH ST
      CORVALLIS OR  97330-5144

A     AMERICAN ENTERPRISE INVESTMENT SVCS      31,050.3700    9.34     332,453.4930
      PO BOX 9446
      MINNEAPOLIS MN  55440-9446

D     DAIN RAUSCHER INC FBO                     7,072.1760   11.16      63,398.3730
      RUTH LEAR
      RUTH C LEAR TRUST
      440 NW ELKS DR APT 101
      CORVALLIS OR  97330-3747

D     AMERICAN ENTERPRISE INVESTMENT SVCS       3,897.1160    6.15      63,398.3730
      PO BOX 9446
      MINNEAPOLIS MN  55440-9446

A     INTERRA CLEARING SERVICES FBO            18,004.2400    5.42     332,453.4930
      DAVID A JOHNSON
      JANET M JOHNSON
      7885 NE TODD DR
      CORVALLIS OR  97330-9683

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA OREGON MUNICIPAL BOND FUND-A

C     RAYMOND JAMES & ASSOC INC                 2,415.6580    5.44      44,397.2300
      880 CARILLON PKWY
      ST PETERSBURG FL  33716-1100

A     WAYNE BARKER                             82,456.0130   24.80     332,453.4930
      15646 SEASIDE CT
      BROOKINGS OR  97415-9531

C     RAYMOND JAMES & ASSOC INC                 6,066.6400   13.66      44,397.2300
      880 CARILLON PKWY
      ST PETERSBURG FL  33716-1100

B     DAIN RAUSCHER INC FBO                     6,721.6560    6.63     101,378.3540
      RUTH C LEAR
      GM LEAR IRREVLIVTRUST
      440 NW ELKS DR APT 101
      CORVALLIS OR  97330-3747

B     DEAN WITTER FBO                           5,976.6000    5.90     101,378.3540
      RELLA PANTENBURG &
      PO BOX 250
      NEW YORK NY  10008-0250

A     CHARLES SCHWAB & CO INC CUST             43,877.1800   13.20     332,453.4930
      ATTN MUTUAL FUNDS DEPT
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

Z     CHARLES SCHWAB & CO INC               2,507,366.8730    7.52  33,358,399.3900
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

B     WEDBUSH MORGAN SECURITIES                 5,323.6790    5.25     101,378.3540
      1000 WILSHIRE BLVD
      LOS ANGELES CA  90017-2457

D     LPL FINANCIAL SERVICES                    7,082.2450   11.17      63,398.3730
      9785 TOWNE CENTRE DR
      SAN DIEGO CA  92121-1968

D     LPL FINANCIAL SERVICES                    8,625.7180   13.61      63,398.3730
      9785 TOWNE CENTRE DR
      SAN DIEGO CA  92121-1968

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA REAL ESTATE EQUITY FUND-A

Z     ADP CLEARING & OUTSOURCING               10,250.4320    6.01     170,416.4340
      26 BROADWAY
      NEW YORK NY  10004-1703

D     PATTERSON & CO                           11,355.3020    6.93     163,812.8910
      OMNIBUS CASH/CASH A/C
      1525 W WT HARRIS BLVD
      CHARLOTTE NC  28288-0001

A     NATIONWIDE TRUST CO FSB                 310,430.8100   19.06   1,628,746.8210
      C/O IPO PORTFOLIO ACCOUNTING
      PO BOX 182029
      COLUMBUS OH  43218-2029

Z     BANK OF AMERICA NA                    7,182,214.1830   25.03  28,690,058.4480
      ATTN JOAN WRAY/FUNDS ACCOUNTING
      411 N AKARD ST
      DALLAS TX  75201-3307

A     CHARLES SCHWAB & CO INC                 522,411.5100   32.07   1,628,746.8210
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

Z     CHARLES SCHWAB & CO INC               7,231,318.2570   25.20  28,690,058.4480
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA SMALL CAP GROWTH FUND-Z

Z     PO BOX 2600                             572,271.9780    6.80   8,415,974.1520
      ATTN: OUTSIDE FUNDS
      VALLEY FORGE PA  19482-2600

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA STRATEGIC INVESTOR FUND-A

D     CITIGROUP GLOBAL MARKETS, INC.           10,998.3690   34.09      32,264.2810
      HOUSE ACCOUNT
      ATTN: PETER BOOTH  7TH FLOOR
      333 W 34TH ST
      NEW YORK NY  10001-2402

C     MERRILL LYNCH PIERCE FENNER & SMITH     141,986.5610    8.22   1,727,505.4640
      FOR THE SOLE BENEFIT OF
      ITS CUSTOMERS
      ATTN FUND ADMINISTRATOR
      4800 DEER LAKE DR E FL 2
      JACKSONVILLE FL  32246-6484

A     CHARLES SCHWAB & CO INC                 529,960.4620    7.06   7,509,427.8330
      SPECIAL CUSTODY A/C FOR BENFT CUST
      ATTN MUTUAL FUND
      101 MONTGOMERY STREET
      SAN FRANCISCO CA  94104-4122

A     CHARLES SCHWAB & CO INC               1,310,734.1920   17.45   7,509,427.8330
      SPECIAL CUSTODY A/C FOR BENFT CUST
      ATTN MUTUAL FUNDS
      101 MONTGOMERY STREET
      SAN FRANCISCO CA  94104-4122

Z     CHARLES SCHWAB & CO INC               1,487,790.6100   11.11  13,388,434.0040
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

Z     COLUMBIA TRUST CO AGENT                 857,217.3440    6.40  13,388,434.0040
      FBO US NATURAL RESOURCES AND
      FRIEDRICH AIR COND PEN PL-EMPLEE
      PO BOX 1350
      PORTLAND OR  97207-1350

Class Registration                          Share Balance  Percent    Class Total
COLUMBIA TECHNOLOGY FUND-A

B     WEI QIANG CHEN &                         19,599.9770    5.09     384,721.0220
      YAN JUAN CHEN
      1 LINDEN ST
      BRAINTREE MA  02184-3403

C     NFS LLC FEBO                             10,093.2630    5.00     201,779.1580
      NFS/FMTC
      24 RIDGELEY ST
      DARIEN CT  06820-4110

D     CITIGROUP GLOBAL MARKETS, INC.              225.4000    8.84       2,550.3320
      HOUSE ACCOUNT
      ATTN: PETER BOOTH  7TH FLOOR
      333 W 34TH ST
      NEW YORK NY  10001-2402

C     MERRILL LYNCH PIERCE FENNER & SMITH      12,376.5700    6.13     201,779.1580
      FOR THE SOLE BENEFIT OF
      ITS CUSTOMERS
      ATTN FUND ADMINISTRATOR
      4800 DEER LAKE DR E FL 2
      JACKSONVILLE FL  32246-6484

A     SEI PRIVATE TRUST CO                    390,559.3360   31.61   1,235,592.5180
      C/O WACHOVIA- PREMIER
      ATTN MUTUAL FUND ADMIN
      ONE FREEDOM VALLEY DRIVE
      OAKS PA  19456

D     COLUMBIA TRUST COMPANY                      220.7400    8.66       2,550.3320
      THOMASVILLE HOME FURNISHINGS OF AZ
      BRADLEY R CHAVEZ
      1122 E IRMA LN
      PHOENIX AZ  85024-4118

D     USAA INVESTMENT MANAGEMENT CO               172.1630    6.75       2,550.3320
      9800 FREDERICKSBURG RD
      SAN ANTONIO TX  78288-0001

D     SCOTTRADE INC FBO                           157.2330    6.17       2,550.3320
      SHEIKH A QADEER
      PO BOX 31759
      SAINT LOUIS MO  63131-0759

C     EMMETT A LARKIN CO INC                   12,393.0000    6.14     201,779.1580
      100 BUSH ST STE 1000
      SAN FRANCISCO CA  94104-3912

Z     CHARLES SCHWAB & CO INC               1,241,001.6390   26.86   4,621,002.9590
      SPECIAL CUSTODY ACCT FOR EXCLUSIVE
      OF CUSTOMERS
      ATTN:MUTUAL FUNDS
      101 MONTGOMERY ST
      SAN FRANCISCO CA  94104-4122

D     LPL FINANCIAL SERVICES                    1,633.9870   64.07       2,550.3320
      9785 TOWNE CENTRE DR
      SAN DIEGO CA  92121-1968

APPENDIX G - DISSENTERS' RIGHTS UNDER OREGON LAW

RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

60.551 DEFINITIONS FOR 60.551 TO 60.594. As used in Oregon Revised Statutes ("ORS") 60.551 to 60.594:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under ORS 60.554 and who exercises that right when and in the manner required by ORS 60.561 to 60.587.

     (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder. [1987 c.52 Section 124; 1989 c.1040 Section 30]

60.554 RIGHT TO DISSENT.

     (1) Subject to subsection (2) of this section, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate acts:

     (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by ORS 60.487 or the articles of incorporation and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent under ORS 60.491;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (c) Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

     (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

     (A) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or

     (B) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ORS 60.141;

     (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or

     (f) Conversion to a noncorporate business entity pursuant to ORS 60.472.

     (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under ORS 60.551 to 60.594 may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (3) Dissenters' rights shall not apply to the holders of shares of any class or series if the shares of the class or series were registered on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System as a National Market System issue on the record date for the meeting of shareholders at which the corporate action described in subsection (1) of this section is to be approved or on the date a copy or summary of the plan of merger is mailed to shareholders under ORS
60.491, unless the articles of incorporation otherwise provide. [1987 c.52
Section 125; 1989 c.1040 Section 31; 1993 c.403 Section 9; 1999 c.362 Section
15]

60.557 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares regarding which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote. [1987 c.52 Section 126]

(Procedure for Exercise of Rights)

60.561 NOTICE OF DISSENTERS' RIGHTS.

     (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under ORS 60.551 to 60.594 and be accompanied by a copy of ORS 60.551 to 60.594.

     (2) If corporate action creating dissenters' rights under ORS 60.554 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send the shareholders entitled to assert dissenters' rights the dissenters' notice described in ORS 60.567. [1987 c.52 Section 127]

60.564 NOTICE OF INTENT TO DEMAND PAYMENT.

     (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated and shall not vote such shares in favor of the proposed action.

     (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter. [1987 c.52 Section 128]

60.567 DISSENTERS' NOTICE.

     (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of ORS 60.564.

     (2) The dissenters' notice shall be sent no later than 10 days after the corporate action was taken, and shall:

     (a) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

     (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement of the terms of the proposed corporate action to news media or to shareholders and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the corporation must receive the payment demand. This date may not be fewer than 30 nor more than 60 days after the date the subsection (1) of this section notice is delivered; and

     (e) Be accompanied by a copy of ORS 60.551 to 60.594. [1987 c.52 Section
129]

     60.571 DUTY TO DEMAND PAYMENT.

     (1) A shareholder sent a dissenters' notice described in ORS 60.567 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to ORS 60.567 (2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.

     (2) The shareholder who demands payment and deposits the shareholder's shares under subsection (1) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter. [1987 c.52 Section 130]

     60.574 SHARE RESTRICTIONS.

     (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under ORS 60.581.

     (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action. [1987 c.52 Section 131]

     60.577 PAYMENT.

     (1) Except as provided in ORS 60.584, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with ORS 60.571, the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

     (2) The payment must be accompanied by:

     (a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year and the latest available interim financial statements, if any;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under ORS 60.587; and

     (e) A copy of ORS 60.551 to 60.594. [1987 c.52 Section 132; 1987 c.579
Section 4]

     60.581 FAILURE TO TAKE ACTION.

     (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under ORS 60.567 and repeat the payment demand procedure. [1987 c.52 Section 133]

     60.584 AFTER-ACQUIRED SHARES.

     (1) A corporation may elect to withhold payment required by ORS 60.577 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of such demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under ORS
60.587. [1987 c.52 Section 134]

     60.587 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under ORS
60.577 or reject the corporation's offer under ORS 60.584 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

     (a) The dissenter believes that the amount paid under ORS 60.577 or offered under ORS 60.584 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

     (b) The corporation fails to make payment under ORS 60.577 within 60 days after the date set for demanding payment; or

     (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within 30 days after the corporation made or offered payment for the dissenter's shares. [1987 c.52
Section 135]

(Judicial Appraisal of Shares)

     60.591 COURT ACTION.

     (1) If a demand for payment under ORS 60.587 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand under ORS 60.587 and petition the court under subsection (2) of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall commence the proceeding in the circuit court of the county where a corporation's principal office is located, or if the principal office is not in this state, where the corporation's registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (4) The jurisdiction of the circuit court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the court order appointing them, or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding is entitled to judgment for:

     (a) The amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or

     (b) The fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under ORS 60.584. [1987 c.52 Section 136]

     60.594 COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under ORS 60.591 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ORS 60.587.

     (2) The court may also assess the fees and expenses of counsel and experts of the respective parties in amounts the court finds equitable:

     (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ORS 60.561 to 60.587; or

     (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amount awarded the dissenters who were benefited. [1987 c.52 Section 137]

                                                                       EXHIBIT 1

      CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING


Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.


            The Fund may not "[b]orrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund."

Columbia Oregon Municipal Bond Fund, Inc.

            The Fund may not "[b]orrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets."

Columbia Real Estate Equity Fund, Inc.

            The Fund may not "[b]orrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5 percent of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage or hypothecate assets if the market value of such assets exceeds 10 percent of the gross assets, valued at cost, of the Fund."

Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.


            The Fund may not "[b]orrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes."

Columbia International Stock Fund, Inc.


            The Fund may not "[b]orrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets."

Columbia High Yield Fund, Inc.

            The Fund may not "[b]orrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund."

                                                                       EXHIBIT 2

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR
                                   SECURITIES

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.


      The Fund may not "[i]ssue senior securities, bonds, or debentures."


Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

            The Fund may not "[b]orrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund."

                                                                       EXHIBIT 3

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, inc.
Columbia International Stock Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.


            The Fund may not "[m]ake loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act")."

Columbia Oregon Municipal Bond Fund, Inc.

            The Fund may not "[l]end portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3% of the value of the total assets of the Fund."

                                                                       EXHIBIT 4

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION
                                 OF INVESTMENTS

Columbia International Stock Fund, Inc.

        The Fund may not "[p]urchase the security of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund."


Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Short Term Bond Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.


            The Fund may not "[p]urchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of [the][its] total assets [of the Fund] at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its [agencies and] instrumentalities), with reference to 75 percent of the assets of the Fund."

                                                                       EXHIBIT 5

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
                                  COMMODITIES

Columbia Short Term Bond Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.



            The Fund may not "[b]uy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws."

Columbia International Stock Fund, Inc.


            The Fund may not "[b]uy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13, and my enter into foreign currency transactions."

Columbia Common Stock Fund, Inc.
Columbia Growth Fund, Inc.
Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.


            The Fund may not "[i]nvest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses."

Columbia High Yield Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

            The Fund may not "[b]uy or sell commodities or commodity contracts."

Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

            The Fund may not "[b]uy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13."

                                                                       EXHIBIT 6

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL
                                     ESTATE

Columbia Oregon Municipal Bond Fund, Inc.

            The Fund may not "buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein."


Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.


            The Fund may not "buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein."

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

            The Fund may not "buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, [which][that] operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans."

                                                                       EXHIBIT 7

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF
                                   SECURITIES

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

            The Fund may not "[u]nderwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933[, as amended]."

                                                                       EXHIBIT 8

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING
                              SECURITIES ON MARGIN

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.


            The Fund may not "[b]uy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin."

Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.


            The Fund may not "[b]uy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof."

Columbia Oregon Municipal Bond Fund, Inc.

            The Fund may not "[s]ell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions."

                                                                       EXHIBIT 9

  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE
                         PURPOSE OF EXERCISING CONTROL

Columbia Balanced Fund, Inc.

            The Fund may not "[p]urchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the outstanding voting securities of that issuer to be held in the Fund."

Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.


            The Fund may not "[p]urchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10[%][percent] of the outstanding voting securities of that issuer to be held in the Fund."

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.


            The Fund may not "[i]nvest in companies to exercise control or management."

Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

            The Fund may not "[i]nvest in companies for the purpose of exercising management or control."

Columbia Oregon Municipal Bond Fund, Inc.

            The Fund may not "[p]urchase more than 10 percent of the voting securities of any issuer."

                                                                      EXHIBIT 10

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES


Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.

            The Fund may not "[e]ngage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales."


Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Technology Fund, Inc.

            The Fund may not "[e]ngage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to [convertible securities] [securities held by the Fund]. In any event, no more than 10 percent of the value [of the fund's net assets taken at market may, at any time, be held as collateral for such sales."

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

            The Fund may not "[e]ngage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales."

Columbia Oregon Municipal Bond Fund, Inc.

            The Fund may not "[s]ell securities short or buy securities or other property on margin, except for short-term credits necessary for clearing transactions."

                                                                      EXHIBIT 11

    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING
                           INVESTMENTS IN AN INDUSTRY


Columbia International Stock Fund, Inc.




            The Fund may not "[c]oncentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its [total] assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities."

      desirable for investment reasons. The [Board of Directors][Trustees] will periodically review these decisions of the advisor.]"

Columbia Oregon Municipal Bond Fund, Inc.

            The Fund may not "[i]nvest more than 25 percent of its assets in a single industry."

Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

            The Fund may not "[c]oncentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

Columbia High Yield Fund, Inc.

            The Fund may not "[c]oncentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis my not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The directors will periodically review these decisions of the Advisor."

                                                                      EXHIBIT 12

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING
               SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Real Estate Equity Fund, Inc.


            The Fund may not "[i]nvest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation."


Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

            The Fund may not "[i]nvest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation."

                                                                      EXHIBIT 13

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR
    HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE
         OWNED BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR


Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.


            The Fund may not "[p]urchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities."

Columbia Short Term Bond Fund, Inc.


            The Fund may not "[p]urchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer."

                                                                      EXHIBIT 14

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING
                                 PUTS AND CALLS


Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

            The Fund may not "[b]uy and sell puts and calls as securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange."

Columbia International Stock Fund, Inc.

            The Fund may not "[b]uy and sell puts and calls as securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity."

                                                                      EXHIBIT 15

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of ___________, 2005, is by and among __________________ (the "Acquired Trust"), a Massachusetts business trust, on behalf of _______________ (the "Acquired Fund"); ______________ (the "Acquiring Trust"), a Massachusetts business trust on behalf of ___________________ (the "Acquiring Fund"); and Columbia Management Advisors, Inc. ("Columbia").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

            (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

            (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

            (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

      1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4 With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5 If applicable, as soon as practicable after the Closing Date, the Acquired Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.

2.    VALUATION.

      2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

      2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.    CLOSING AND CLOSING DATE.

      3.1 The Closing Date shall be on ______________, 2005, or on such other date as the parties may agree. The Closing shall be held at ____________ p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

      3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

      3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

      3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

      3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1 The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquired Fund is a series of the Acquired Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

            (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

            (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

            (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

            (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

            (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

            (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

            (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

            (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees or Directors, as applicable, of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

            (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

            (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring

                  Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

            (q) [For Acquiring Funds that are "diversified" under Section 5(b)(i) of the 1940 Act only] [At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date]; and

            (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

      4.2 The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

            (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

            (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

            (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

            (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (g)   Reserved;

            (h)   Reserved;

            (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

            (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

            (l)   Reserved;

            (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

            (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

            (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

      The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

      5.1 Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

      5.4 The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1 The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

            (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

            (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

            (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

            (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

            (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

            (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2 The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

            (a) The Acquired Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

            (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

            (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

            (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

            (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

      7.3   Reserved.

      7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

      The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

      8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

      8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

      8.4   Reserved.

      8.5 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

            (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the

                  Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

            (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

            (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

            (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

            (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

            (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

            (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

            (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

            The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

            Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

      8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.    BROKERAGE FEES AND EXPENSES.

      9.1 The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the other Acquisition Shares including without limitation, fees and expenses shall be allocated to the Acquiring Fund. All fees and expenses including without limitation, fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Acquired Fund. Accounting, legal and custodial expenses contemplated by this Agreement shall be allocated to Columbia.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1 The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.   TERMINATION.

      11.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

            (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

            (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                  If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

      11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 A copy of the Declaration of Trust of the Acquiring Trust and the Acquired Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the such trust.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                           [Name of Acquired Fund]

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           [Name of Acquired Fund]

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           Solely for purposes of Paragraph 9.2 of the Agreement

                           COLUMBIA MANAGEMENT ADVISORS, INC.

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                                    EXHIBIT A

ACQUIRED FUND              AUTHORIZED CAPITAL
-------------              ------------------
-------------              ------------------
-------------              ------------------

---------
* Converts to Class A shares after the expiration of a period of time.

COLUMBIA MANAGEMENT                                               FORM OF PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke, Vincent P. Pietropaolo and Michelle H. Rhee, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 9, 2005 at 2:00 p.m. Boston Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                                          VOTE VIA THE INTERNET:
                                          HHTPS://VOTE.PROXY-DIRECT.COM

                                          VOTE VIA THE TELEPHONE: 1-866-241-6192

                                          NOTE: Please sign exactly as name or
                                          names appear hereon. Joint owners
                                          should each sign personally. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If a
                                          corporation, please sign in corporate
                                          name by President or other authorized
                                          officer. If a partnership, please sign
                                          in partnership name by authorized
                                          person.

                                          ______________________________________
                                          Shareholder sign here
                                          ______________________________________
                                          Co-owner sign here
                                          ______________________________________
                                          Date                        ORE_15350

FUNDS                                 FUNDS                          FUNDS
-----                            -----------------              -----------------
Fundnames Drop In                Fundnames Drop In              Fundnames Drop In

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [ ]

[ ] To vote FOR ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1. TO ELECT TRUSTEES:

                                                                                   FOR ALL      WITHHOLD      FOR ALL
                                                                                               AUTHORITY       EXCEPT
                                                                                                FOR ALL
01. Janet Langford Kelly     02. Ann-Lee Verville      03. Douglas A. Hacker
04. Richard W. Lowry         05. William E. Mayer      06. Charles R. Nelson         [ ]          [ ]           [ ]
07. John J. Neuhauser        08. Patrick J. Simpson    09. Thomas E. Stitzel
10. Thomas C. Theobald       11. Richard L. Woolworth

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below.

2.a. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.b. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.c. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.d. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.e. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.f. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.g. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.h. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.i. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.j. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.k. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]


2.l. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR.

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

2.m. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]



3.    TO APPROVE THE REORGANIZATION OF EACH FUND PURSUANT TO THE PLAN

                    FOR   AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]
Fundname Drop In    [ ]     [ ]      [ ]    Fundname Drop In    [ ]    [ ]      [ ]     Fundname Drop In   [ ]     [ ]      [ ]

                                    ORE_15350